UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2019 (March 25, 2019)

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, Vitamin Shoppe, Inc. (the “Company”) announced that Bill Wafford resigned from his current position as Executive Vice President - Chief Financial Officer of the Company, effective April 5, 2019, in order to take a position as Chief Financial Officer at J. C. Penney Company, Inc. Mr. Wafford’s resignation did not involve any disagreement with the Company with regard to its operations, policies or practices.

In connection with Mr. Wafford’s resignation, the Company will name Charles Knight as the Company’s Interim Chief Financial Officer. Mr. Knight, 54, has served as the Company’s Senior Vice President – Chief Accounting Officer since he joined in July 2018. Prior to joining the Company, Mr. Knight was employed at Toys “R” Us, Inc. since 1990, and has held positions of increasing responsibility, most recently as Senior Vice President-Corporate Controller (2010-2018). Prior to joining Toys “R” Us, he was a Senior Accountant at Deloitte & Touche LLP since 1986. Mr. Knight received a Bachelor degree in accounting from Fairfield University (Connecticut), and is a Certified Public Accountant. There are no family relationships between Mr. Knight and any director or other executive officer of the Company, nor are there any transactions between Mr. Knight or any member of his immediate family and the Company, or any of its subsidiaries, that would be reportable as a related party transaction under the rules of the SEC.

Item 7.01	Regulation FD Disclosure.

On March 26, 2019, the Company issued a press release announcing the resignation of Mr. Wafford as the Company’s Chief Financial Officer and the appointment of Charles Knight was the Company’s Interim Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Press Release, dated as of March 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: March 26, 2019	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary